Harding, Loevner Funds, Inc. (the “Fund”)

Statement of Additional Information dated December 31, 2009

Supplement dated as of September 13, 2010

Effective September 8, 2010, the information regarding Ms. Cooney and Mr. Dulani that appears in the table on page 19 of the Statement of Additional Information is deleted and replaced with the following:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Charles S. Todd Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 38	Chief Financial Officer and Treasurer	1 year; Chief Financial Officer and Treasurer since September 8, 2010	Foreside Management Services, LLC, Director/Treasurer and Principal Financial Officer, 2008 – Present; JPMorgan Investor Services Co., Vice President within the Fund Administration Department, formerly serving as Assistant Vice President, 2000 – 2008.

Puran Dulani Harding Loevner LP 50 Division Street, Fourth Floor Somerville, NJ 08876 Age, 52	Assistant Treasurer	1 year; Assistant Treasurer since September 8, 2010; Treasurer and Chief Financial Officer from 2007 to September 8, 2010	Harding Loevner LP, Chief of Operations and Accounting, 3/02 – Present.

Shanna Palmersheim The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 33	Assistant Secretary	1 year; Assistant Secretary since September 8, 2010	The Northern Trust Company, Second Vice President and Regulatory Administration Attorney, 2008 – Present; Peregrine Financial Group, Associate Counsel, 2007 – 2008; Harley-Davidson Financial Services, Senior Treasury Analyst, 2005 – 2007; Paul McAndrew Law Firm, Law Clerk, 2004 – 2005; State Street Corporation, Senior Accountant, 1999 – 2002.